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                                                                     EXHIBIT 8.1


          GRUPO TELEVISA'S SUBSIDIARIES, ASSOCIATES AND JOINT VENTURES
                             AS OF DECEMBER 31, 2002

NAME OF COMPANY                                                                              COUNTRY OF INCORPORATION
---------------                                                                              ------------------------
Corporativo Vasco de Quiroga, S.A. de C.V........................................                     Mexico
   Audiomaster 3000, S.A. de C.V.................................................                     Mexico
   Magical Entertainment, S. de R.L. de C.V......................................                     Mexico
     En Vivo Espectaculos, S. de R.L. de C.V. ...................................                     Mexico
   Corporatel, S.A. de C.V. .....................................................                     Mexico
   Dibujos Animados Mexicanos Diamex, S.A.   (*).................................                     Mexico
   Editorial Diamex, S.A.   (*)..................................................                     Mexico
   Editorial Clio Libros y Videos, S.A. de C.V.  (*).............................                     Mexico
   Eventicket, S.A. de C.V.......................................................                     Mexico
   Futura Doblaje y Regrabaciones, S.A. de C.V. .................................                     Mexico
   Futbol del Distrito Federal, S.A. de C.V......................................                     Mexico
   Grupo Comunicacion y Esfuerzo Comercial, S.A. de C.V..........................                     Mexico
   Impulsora del Deportivo Necaxa, S.A. de C.V. .................................                     Mexico
   Mas Fondos, S.A. de C.V. .....................................................                     Mexico
   Operadora Dos Mil, S.A. de C.V................................................                     Mexico
   Promarca y Cia., S.A. de C.V..................................................                     Mexico
   Promo-Certamen, S.A. de C.V. .................................................                     Mexico
   Radiotelefonia Movil Metropolitana, S.A. de C.V. .............................                     Mexico
     Comunicaciones Mtel, S.A. de C.V.  .........................................                     Mexico
       Cmtel Importaciones, S.A. de C.V. ........................................                     Mexico
              Servicios Independientes de Telefonia, S.A. de C.V.................                     Mexico
                  Sistema Telefonico de Atencion y Respuesta, S.A. de  C.V.......                     Mexico

CVQ Espectaculos,  S.A. de C.V...................................................                     Mexico
    Club de Futbol America, S.A. de C.V. ........................................                     Mexico
    Nueva Generacion, S.A. ......................................................                     Mexico
    Real San Luis F.C., S.A. de C.V..............................................                     Mexico
    Teatro de los Insurgentes, S.A. de C.V. .....................................                     Mexico
    Videocine, S.A. de C.V. .....................................................                     Mexico
          Coyoacan Films, S.A. de C.V. (*).......................................                     Mexico

DTH Europa, S.A. ................................................................                     Spain
   DTS Distribuidora de Television Digital, S.A. (*).............................                     Spain
   Grupo Europroducciones, S.L.   (*)............................................                     Spain

Esmas Holding, LLC. (1)..........................................................            United States of America
   Esmas I, LLC. (1).............................................................            United States of America
   Esmas II, LLC. (1)............................................................            United States of America
   Esmas III, LLC. (1)...........................................................            United States of America
   Esmas IV, LLC. (1)............................................................            United States of America

Editora Factum, S.A. de C.V......................................................                     Mexico
   BouncyNet, Inc. (*)  .........................................................            United States of America
   Desarrollo Vista Hermosa, S.A. de C.V.  ......................................                     Mexico
   Servicios Mas, S.A. de C.V.  .................................................                     Mexico
   Digital TV, S.A. de C.V. .....................................................                     Mexico
   Empresas Cablevision, S.A. de C.V. ...........................................                     Mexico
     Milar, S.A. de C.V. ........................................................                     Mexico
           Argos Comunicacion, S.A. de C.V. (*) .................................                     Mexico

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
NAME OF COMPANY                                                                              COUNTRY OF INCORPORATION
---------------                                                                              ------------------------
           Cablestar, S.A. de C.V................................................                     Mexico
           Cablevision, S.A. de C.V. ............................................                     Mexico
                Tercera Mirada, S.A. de C.V......................................                     Mexico
           Grupo Mexicano de Cable, S.A. de C.V. (1).............................                     Mexico
           Integravision de Occidente, S.A. de C.V.  ............................                     Mexico
           La Casa de la Risa, S.A. de C.V.......................................                     Mexico
           Servicios Cablevision, S.A. de C.V. ..................................                     Mexico
           Tecnicable, S.A. de C.V. .............................................                     Mexico
           Telestar del Pacifico, S.A. de C.V. ..................................                     Mexico
   Galavision DTH, S. de R.L. de C.V. ...........................................                     Mexico
     Televisa DTH TechCo, Inc. ..................................................            United States of America
           DTH TechCo Partners  (*)..............................................            United States of America
     DTH, LLC....................................................................            United States of America
           Televisa MCOP Holdings, Inc...........................................            United States of America
           Sky Latin America Partners (*)........................................            United States of America
           Sky Multi-Country Partners (*) .......................................            United States of America
   Mednet, S.A. de C.V. (*)......................................................                     Mexico
   Metros Cubicos, S.A. de C.V. (*) .............................................                     Mexico
   Queplan, S.A. de C.V. (*) ....................................................                     Mexico

Editorial Televisa, S.A. de C.V. ................................................                     Mexico
   Editel Delaware, LLC. ........................................................            United States of America
     Editorial Televisa International, S.A.......................................                     Mexico
     Editorial Televisa Puerto Rico, Inc.........................................                   Puerto Rico
     Repremex Incorporated  (1)..................................................            United States of America
     Union Publishing Company, Inc.  (1).........................................            United States of America
   Editorial Motorpress Televisa, S.A. de C.V....................................                     Mexico
   Editorial Televisa Argentina, S.A.............................................                    Argentina
     Editorial Tucuman, S.A.C.I. y de M.S........................................                    Argentina
   Editorial Televisa Chile, S.A. ...............................................                      Chile
   Editorial Televisa Colombia, S.A..............................................                    Colombia
   Editorial Televisa Peru, S.A. ................................................                      Peru
   Editorial Televisa Venezuela, S.A.............................................                    Venezuela
   Vanipubli Ecuatoriana, S.A....................................................                     Ecuador

En Vivo US Holding, LLC. (1) ....................................................            United States of America
   En Vivo US Holding Company (1) ...............................................            United States of America
      CCE-Televisa Music Productions, LLC (*) ...................................            United States of America
           Cardenas Fernandez & Associates, Inc. (*) ............................            United States of America
           Henry Cardenas & Associates, Inc. (*) ................................            United States of America
           Plaza Mexico, Inc. (*) ...............................................            United States of America
           Sports & Entertainment Media Services, Inc. (*) ......................            United States of America

Factum Mas, S.A. de C.V. ........................................................                     Mexico
   Sky DTH, S. de R.L. de C.V. ..................................................                     Mexico
     Innova, S. de R. L. de C.V. (*).............................................                     Mexico
   Consorcio Portal, S.A. de C.V. ...............................................                     Mexico
     Comercio Mas, S.A. de C.V. .................................................                     Mexico
     Corporacion Mas, S.A. de C.V. ..............................................                     Mexico

Grupo Distribuidoras Intermex, S.A. de C.V.......................................                     Mexico
   Argo, Inc.  ..................................................................                  Grand Cayman


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
NAME OF COMPANY                                                                              COUNTRY OF INCORPORATION
---------------                                                                              ------------------------
     Distribuidora Panamex, S.A. ................................................                     Panama
   Armaco, S.A...................................................................                      Peru
   Atmore Investment, A.V.V. ....................................................                      Aruba
   Distribuidora Bolivariana, S.A................................................                      Peru
   Distribuidora de Revistas Bertran, S.A.C. ....................................                    Argentina
     Intercontinental Media, S.A. ...............................................                    Argentina
   Distribuidora Intermex, S.A. de C.V. .........................................                     Mexico
   Distribuidora Televisa Chile, S.A.............................................                      Chile
     Distribuidora Alfa, S.A.....................................................                      Chile
     Distribuidora San Joaquin, S.A..............................................                      Chile
   Easa Colombiana, S.A. ........................................................                    Colombia
     Editorial Momento, S.A. ....................................................                    Colombia
            Distribuidoras Unidas, S.A...........................................                    Colombia
   Gonarmex, S.A. de C.V. .......................................................                     Mexico
   Grupo America, S.A. ..........................................................                     Panama
   Samra, S.A. ..................................................................                     Ecuador
     Distribuidora Los Andes, S.A. ..............................................                     Ecuador
   Saral Publications, Inc. .....................................................            United States of America

Grupo Radiopolis, S.A. de C.V. ..................................................                     Mexico
   Fonovisa Centroamerica, S.A.  (1).............................................                    Nicaragua
   Television Holdings USA, LLC. ................................................            United States of America
   Televisa Pay-TV Venture, Inc. (1) ............................................            United States of America

Promo-Industrias Metropolitanas, S.A. de C.V.....................................                     Mexico
   Telestar de Occidente, S.A. de C.V. ..........................................                     Mexico

Sistema Radiopolis, S.A. de C.V.  ...............................................                     Mexico
   Cadena Radiodifusora Mexicana, S.A. de C.V. ..................................                     Mexico
     Radio Melodia, S.A. de C.V..................................................                     Mexico
     Radio Tapatia, S.A. de C.V.  ...............................................                     Mexico
     X.E.Z.Z., S.A. de C.V. .....................................................                     Mexico
   Radio Comerciales, S.A. de C.V. ..............................................                     Mexico
   Radiotelevisora de Mexicali, S.A. de C.V......................................                     Mexico

Teleparabolas, S.L...............................................................                      Spain

Telesistema Mexicano, S.A. de C.V. ..............................................                     Mexico
   Altavista Sur Inmobiliaria, S.A. de C.V.......................................                     Mexico
   Dimar, S.A. de C.V. ..........................................................                     Mexico
   Estudio Sevilla 613, S.A. de C.V. ............................................                     Mexico
   Inmobiliaria Amber, S.A. de C.V. .............................................                     Mexico
   Inmobiliaria Rio de la Loza, S.A. de C.V. ....................................                     Mexico
   Morning Glory Productions, S.A. de C.V. ......................................                     Mexico
     TI  II, LLC. ...............................................................            United States of America
   Pico Tres Padres, S. de R.L. de C.V...........................................                     Mexico
   Teleinmobiliaria, S. de R.L. de C.V. .........................................                     Mexico
   Televicentro, S.A. de C.V. ...................................................                     Mexico
   Televisa International Marketing Group, Inc.                                              United States of America
   Televisa Internacional, S.A. de C.V                                                                Mexico
   Televisa, S.A. de C.V.........................................................                     Mexico
   Televisa Mexico, Ltd..........................................................                   Switzerland

NAME OF COMPANY                                                                              COUNTRY OF INCORPORATION
---------------                                                                              ------------------------
    Videoserpel, Ltd.............................................................                   Switzerland
          Televisa Entretenimiento, S.A. de C.V. ................................                     Mexico
             OCESA Entretenimiento, S.A. de C.V. (*) ............................                     Mexico
   Terma, S.A. de C.V............................................................                     Mexico
   Visat, S.A. de C.V. ..........................................................                     Mexico

Televisa Argentina, S.A..........................................................                    Argentina

Televisa Comercial, S.A. de C.V..................................................                     Mexico

Television Independiente de Mexico, S.A. de C.V.  ...............................                     Mexico
   Bay City Television, Inc. ....................................................            United States of America
   Cadena Televisora del Norte, S.A. de C.V......................................                     Mexico
   Canal 23 de Ensenada, S.A. de C.V.............................................                     Mexico
   Canal XXI, S.A. de C.V........................................................                     Mexico
   Canales de Television Populares, S.A. de C.V. ................................                     Mexico
   Compania Televisora de Leon Guanajuato, S.A. de C.V...........................                     Mexico
   Desarrollo Milaz, S.A. de C.V. ...............................................                     Mexico
   Editora San Angel, S.A. de C.V.  .............................................                     Mexico
   Empresas Baluarte, S.A. de C.V. ..............................................                     Mexico
   Grupo Administrativo Tijuana, S.A. de C.V. ...................................                     Mexico
   Radio Television, S.A. de C.V. ...............................................                     Mexico
   Radiotelevisora de Mexico Norte, S.A. de C.V. ................................                     Mexico
   Telehermosillo, S.A. de C.V. .................................................                     Mexico
   Televimex, S.A. de C.V. ......................................................                     Mexico
   Televisa Corporacion, S.A. de C.V. ...........................................                     Mexico
   Televisa Producciones, S.A. de  C.V.  ........................................                     Mexico
   Televisa Talento, S.A. de C.V. ...............................................                     Mexico
   Television de Puebla, S.A. de C.V. ...........................................                     Mexico
   Television del Golfo, S.A. de C.V.............................................                     Mexico
   Televisora de Calimex, S.A. de C.V...........................................                      Mexico
   Televisora de Mexicali, S.A. de C.V...........................................                     Mexico
   Televisora de Navojoa, S.A. ..................................................                     Mexico
   Televisora de Occidente, S.A. de C.V..........................................                     Mexico
   Televisora del Golfo, S.A. ...................................................                     Mexico
   Televisora del Yaqui, S.A. de C.V. (*) .......................................                     Mexico
   Televisora Peninsular, S.A. de C.V. ..........................................                     Mexico
   T.V. de los Mochis, S.A. de C.V...............................................                     Mexico
   Telemercado Alameda, S. de R.L. de C.V. (*) ..................................                     Mexico
   T.V. del Humaya, S.A. de C.V.  (*)............................................                     Mexico
   XHCC-TV Television, S.A. de C.V...............................................                     Mexico

Univision Communications Inc. (*)................................................            United States of America

(*) Associate or Joint Venture. Under Mexican GAAP and International Accounting Standard IAS 28, paragraph 3, an "associate" is an enterprise in which the investor has significant influence and which is neither a subsidiary nor a joint venture of the investor.

(1)  Without current operations


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